UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2019

SACHEM CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

698 Main Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, par value $.001 per share	SACH	NYSE American LLC
7.125% Notes due 2024	SCCB	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 21, 2019, Sachem Capital Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Ladenburg Thalmann & Co. Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters $23,000,000 aggregate principal amount of 7.125% Notes due 2024 (the “Firm Notes”) plus an additional $3,450,000 aggregate principal amount of 7.125% Notes due 2024 to cover underwriter overallotments (the “Additional Notes” and together with the Firm Notes, the “Notes”). The Notes were offered to the public at a purchase price equal to 100% of their principal amount. The Underwriters have agreed to purchase the Notes at a 4.00% discount to such purchase price. The Notes were offered pursuant a prospectus supplement, dated June 21, 2019 (the “Prospectus Supplement”, to the Company’s shelf registration statement on Form S-3 (Registration No. 333-227906) (the “Registration Statement”) declared effective by the Securities and Exchange Commission (the “Commission”) on November 9, 2018 (the “Offering”). The Underwriting Agreement contains customary representations, warranties and covenants of the Company, customary conditions to closing, customary indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, and customary termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The Notes are unsecured, unsubordinated obligations of the Company and rank equally in right of payment with all of the Company’s existing and future senior unsecured and unsubordinated indebtedness. The Notes are effectively subordinated in right of payment to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants a security interest) and structurally subordinated to all existing and future indebtedness of the Company’s subsidiaries. The Notes bear interest at the rate of 7.125% per annum beginning on the original issuance date, June 25, 2019, payable quarterly in arrears on March 30, June 30, September 30 and December 30 of each year, commencing on September 30, 2019, and at maturity. The Notes mature on June 30, 2024.

The Company may, at its option, at any time and from time to time, on or after June 30, 2021, redeem the Notes, in whole or in part, at a redemption price equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest to, but excluding, the date fixed for redemption. On and after any redemption date, interest will cease to accrue on the redeemed Notes.

In connection with the Offering, the Company and U.S. Bank National Association, as trustee (the “Trustee”) entered into an Indenture, dated as of June 21, 2019, and a First Supplemental Indenture, dated June 25, 2019 (collectively, such Indenture and First Supplemental Indenture, and referred to herein as the “Indenture”). The Indenture provides for the form of, and terms of, the Notes and the issuance of the Notes as a new series of securities of the Company. The Indenture also contains events of default and cure provisions.

The foregoing descriptions of the Underwriting Agreement, the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference and into the Company’s Prospectus Supplement and accompanying base prospectus, which forms a part of the Registration Statement.

The sale of the Notes and their actual issuance was consummated on June 25, 2019. The Company realized net proceeds of approximately $22.1 million from the sale of the Notes after deducting underwriting discounts and commissions of approximately $920,000, but before expenses.

Attached as Exhibit 5.1 to this Current Report on Form 8-K and incorporated herein by reference is a copy of the opinion of Kurzman Eisenberg Corbin & Lever, LLP relating to the validity of the Notes (the “Legal Opinion”). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Prospectus.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes and the Indenture set forth in Item 1.01 is incorporated herein by reference.

Item 8.01.	Other Events.

The Company, on June 21, 2019, issued a press release announcing the pricing (the “Pricing Press Release”), and on June 25, 2019, issued a press release announcing the Closing (the “Closing Press Release”), of the Offering. Copies of the Pricing Press Release and the Closing Press Release are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 21, 2019, by and between the Company and Ladenburg Thalmann & Co. Inc., as representative of the several underwriters named therein.

4.1	Indenture, dated as of June 21, 2019, between the Company and U.S. Bank National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of June 25, 2019, between the Company and U.S. Bank National Association, as Trustee.

4.3	Form of 7.125% Note due 2024.

5.1	Opinion of Kurzman Eisenberg Corbin & Lever LLP.

23.1	Consent of Kurzman Eisenberg Corbin & Lever LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

99.1	Pricing Press Release, dated June 21, 2019.

99.2	Closing Press Release, dated June 25, 2019.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: June 25, 2019	By:	/s/John L. Villano
John L. Villano, CPA
Co-Chief Executive Officer and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 21, 2019, by and between the Company and Ladenburg Thalmann & Co. Inc., as representative of the several underwriters named therein.

4.1	Indenture, dated as of June 21, 2019, between the Company and U.S. Bank National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of June 25, 2019, between the Company and U.S. Bank National Association, as Trustee.

4.3	Form of 7.125% Note due 2024.

5.1	Opinion of Kurzman Eisenberg Corbin & Lever LLP.

23.1	Consent of Kurzman Eisenberg Corbin & Lever LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

99.1	Pricing Press Release, dated June 21, 2019.

99.2	Closing Press Release, dated June 25, 2019.